                              IRONWOOD SERIES TRUST
                   IRONWOOD ISABELLE SMALL COMPANY STOCK FUND

                                Investment Shares
                              Institutional Shares

                        Supplement dated March 4, 2008 to
                        the Prospectus dated May 1, 2007

FUND MANAGEMENT: CHANGE IN CONTROL
----------------------------------

Ironwood Investment Management, LLC ("Ironwood"), serves as the investment adviser to the Ironwood Series Trust (the "Trust") pursuant to an Investment Advisory Agreement (the "Agreement") between the Trust and Ironwood with respect to the Ironwood Isabelle Small Company Stock Fund (the "Fund"). Warren Isabelle, a Managing Director of Ironwood and the portfolio manager of the Fund, and Donald Collins, a Managing Director and portfolio manager of Ironwood, have entered into an agreement with Ironwood's corporate parent and sole owner, MB Investment Partners & Associates, LLC ("MBA"), for the purchase of a majority interest in Ironwood from MBA (the "Transaction"). It is anticipated that the Transaction will close prior to June 30, 2008. The Transaction will substantially unwind the acquisition of all of the equity interests in Ironwood by MBA that occurred in January 2006, returning Ironwood to direct majority employee equity ownership.

The consummation of the Transaction will result in a change in control of Ironwood and an assignment and automatic termination of the Agreement between Ironwood and the Trust pursuant to the terms of that Agreement. A meeting of the Trust's Board of Trustees has been called to consider appropriate action for the Fund, including consideration of an Interim Investment Advisory Agreement between the Trust and Ironwood (the "Interim Agreement") to become effective upon the closing of the Transaction, a form of new investment advisory agreement (the "New Agreement") between the Trust and Ironwood, and preparations for a meeting of the Fund's shareholders to consider the New Agreement.

PRINCIPAL INVESTMENT STRATEGIES: RUSSELL 2000 INDEX MARKET CAPITALIZATION
-------------------------------------------------------------------------

On Page 1 of the Prospectus, under the section entitled "Principal Investment Strategies", the third sentence is replaced with the following:

As of April 30, 2007, the largest company in the Russell 2000 Index had a market capitalization of $4.63 billion.

                       PLEASE RETAIN FOR FUTURE REFERENCE.